UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 14, 2021

INGLES MARKETS INCORPORATED
(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 6676, Asheville, North Carolina	28816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(828) 669-2941

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.05 par value per share	IMKTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01                          Regulation FD Disclosure.

On June 14, 2021, Ingles Markets, Incorporated, a North Carolina corporation (the “Company”, “we”, “us” or “our”), announced its private offering (the “Offering”) of $350.0 million aggregate principal amount of Senior Notes due 2031 (the “Notes”) to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in offshore transactions in accordance with Regulation S under the Securities Act. The Offering is to be made by means of a confidential offering memorandum. In order to ensure compliance with Regulation FD under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby furnishing to the Securities and Exchange Commission (the “Commission”) selected information contained in such confidential offering memorandum, which selected information is excerpted below in this Item 7.01.

Preliminary Financial Results

Based on currently available information, for the nine-week period ended May 29, 2021, retail sales excluding gasoline declined approximately 2.4%, with retail sales excluding gasoline of $738.8 million, as compared to $756.7 million for the corresponding period of the prior year.

The foregoing financial information is preliminary and unaudited and inherently uncertain and subject to change as we complete our financial statements for the fiscal quarter ending June 26, 2021. The foregoing preliminary financial information has been prepared by, and is the responsibility of, our management. Neither Deloitte & Touche LLP, our independent registered public accounting firm, nor any other independent registered public accounting firm, has audited, reviewed, compiled or applied any agreed-upon procedures with respect to the preliminary financial data, and accordingly neither Deloitte & Touche LLP, nor any other independent accounting firm, expresses an opinion or any other form of assurance with respect thereto. Given the timing of these estimates, we have not yet completed our customary financial closing procedures for the current quarter. While we are presently unaware of any items that would require us to make adjustments to the preliminary financial information set forth above, it is possible that such items may be identified as we complete our review of the financial statements for the fiscal quarter ending June 26, 2021 and that our actual results may differ materially from these preliminary estimates. This preliminary information should not be viewed as a substitute for full interim financial statements prepared in accordance with GAAP.

Investors should exercise caution in relying on this information and should not draw any inferences from this information regarding other financial or operating data not yet provided or available. These preliminary results are subject to the review by our audit committee and our independent auditors. Undue reliance should not be placed on these preliminary estimates, and we caution that the estimated financial information is not a guarantee of future performance or results. These preliminary estimates are not necessarily indicative of any future period and should be read together with “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and related notes included our most recent Annual Report on Form 10-K and our subsequently filed Quarterly Reports on Form 10-Q.

New Line of Credit

Concurrently with the Offering, we expect to enter into a $150.0 million line of credit that will mature in June 2026.  This line of credit will replace our existing $175.0 million line of credit that matures in September 2022. There can be no assurance that we will enter into this line of credit within such time frame, or at all.  The terms and conditions of the new line of credit have not been finalized, and are therefore subject to change.

Outstanding Indebtedness

Assuming consummation of the Offering and the anticipated use of proceeds therefrom, we anticipate that our consolidated outstanding indebtedness on an as adjusted basis as of June 4, 2021 would have aggregated $609.7 million.  The Offering is subject to market and other conditions, and there is no assurance that the Offering will be completed, or, if completed, as to the terms on which it will be completed.

Forward Looking Information

The information contained in this Item 7.01 of this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements may address, among other things, the Company’s expected financial and operational results and the related assumptions underlying its expected results. These forward-looking statements are distinguished by the use of words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” or “intend,” the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, the Company’s actual results may differ materially from the results discussed in its forward-looking statements. The Company’s forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. Factors or events the Company cannot predict, including those described in the risk factors contained in its filings with the Commission, may cause the Company’s actual results to differ materially from those expressed in forward-looking statements. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved, and the Company undertakes no obligation to update publicly any forward-looking statements as a result of new information, future events, or otherwise.

The information contained in this Item 7.01 of this Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from registration requirements.

The information contained in Item 7.01 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless expressly stated otherwise.

Item 8.01                          Other Events.

On June 14, 2021, the Company issued a press release in accordance with Rule 135c promulgated under the Securities Act with respect to the Offering.  In accordance with Rule 135c(d), a copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 8.01.

Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Rule 135c Press Release, dated June 14, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED

Date: June 14, 2021	By: /s/ Ronald B. Freeman
Name: Ronald B. Freeman
Title: Chief Financial Officer